EXHIBIT 10.8

FOURTH AMENDMENT TO

PROMISSORY NOTE

This Fourth Amendment to Promissory Note (this “Amendment”) is entered into on March 10, 2015 and is effective as of December 31, 2014, by and between Wisdom Homes of America, Inc., f/k/a SearchCore, Inc., a Nevada corporation (the “Company”) and James Pakulis, an individual (the “Holder”).

RECITALS

WHEREAS, Company and Holder are parties to that certain Promissory Note dated December 31, 2012, in the original principal amount of One Hundred Sixty One Thousand Two Hundred Fifty Dollars ($161,250) (the “Original Note”); and

WHEREAS, Company and Holder desire to amend and restate Section 2 of the Original Note and amend the Maturity Date, effective as of December 31, 2014, as set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

AGREEMENT

1. Section 2 of the Original Note is restated in its entirety as follows:

“2. PAYMENT OF THE NOTE. The Principal Amount of this Note shall be paid by the Company as follows:

(a) The Company shall pay the Holder Thirty Seven Thousand Five Hundred Dollars ($37,500) on January 1, 2017; and

(b) The Company shall make twenty three (23) equal monthly installments of principal and interest of Five Thousand Seven Hundred Twenty One Dollars and Eight Cents ($5,721.08) beginning February 15, 2017, and continuing on the 15th of each month thereafter.

If any payment of principal or interest under this Note shall not be made within ten (10) business days when due, a late charge of ten percent (10%) of the outstanding payment amount may be charged by Holder for the purpose of defraying the expenses incident to handling such delinquent payments. Such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Holder due to the failure of Company to make timely payments.”

2. The “Maturity Date” of the Original Note shall, pursuant to this Amendment, be December 15, 2018.

3. Other than as set forth herein, the terms and conditions of the Original Note shall remain in full force and effect.

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In witness whereof, Company and Holder have executed this Agreement on the date first written above.

“Holder”		“Company”

Wisdom Homes of America, Inc.
a Nevada corporation

	/s/ James Pakulis		/s/ James Pakulis
By:	James Pakulis, an individual	By:	James Pakulis
		Its:	President and Chief Executive Officer

/s/ Munjit Johal
		By:	Munjit Johal
		Its:	Chief Financial Officer